UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2006

BARNES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-04801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06011-0489
(Address of principal executive offices)	(Zip Code)

(860) 583-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2006, Barnes Group Inc. (the “Company”) and its Swiss subsidiary, Barnes Group Switzerland GmbH, entered into an amended and restated revolving credit agreement (the “Amended Credit Agreement”) with seventeen participating banks. Bank of America, N.A. continues to act as Administrative Agent for the participating banks. The Amended Credit Agreement increases the total commitments from $175,000,000 to $400,000,000; adds seven new lenders; and permits the Borrowers to draw loans in currencies other than US dollars. As with the prior revolving credit agreement the Company’s borrowing capacity is limited by various debt covenants in the agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2006	BARNES GROUP INC.
(Registrant)

	By:	/s/ William C. Denninger
William C. Denninger Senior Vice President, Finance and Chief Financial Officer